UNITED STATES
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KKR & CO. INC.
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 KKR & Co. Inc.  Special Meeting of Stockholders  11:30 A.M., Eastern Time Tuesday, April 21, 2026 Virtual Meeting Site:  www.virtualshareholdermeeting.com/KKR2026SM

 Table of Contents  Section  Page  Executive Summary  4  Proposals for the Special Meeting  5  Overview of KKR  6 - 12  Earnings Frameworks  13 - 18  Performance  19 - 20  Corporate Governance  21 - 23  1  2  3  4  5  6  2

 Legal Disclosures  2  This presentation has been prepared by KKR & Co. Inc. solely for informational purposes for its public stockholders in connection with evaluating the business, operations and financial results of KKR & Co. Inc. and its subsidiaries (collectively, “KKR”), which includes The Global Atlantic Financial Group LLC and its subsidiaries (collectively, “Global Atlantic” or “GA”), unless the context requires otherwise. This presentation is not, and shall not be construed, as an offer to purchase or sell, or the solicitation of an offer to purchase or sell any securities of KKR in any jurisdiction in which such offer, solicitation or sale would be unlawful. This presentation may not be distributed, referenced, quoted or linked by website, in whole or in part, except as agreed to in writing by KKR & Co. Inc.  The statements contained in this presentation are made as of the date of this presentation, other than financial figures, which are as of December 31, 2025, unless another time is specified in relation to such statements or financial figures, and access to this presentation at any given time shall not give rise to any implication that there has been no change in the facts set forth in this presentation since such date.  This presentation contains certain forward-looking statements pertaining to KKR, including with respect to the investment funds, and vehicles and accounts managed by KKR and the Global Atlantic insurance companies. Forward-looking statements relate to expectations, estimates, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. You can identify these forward-looking statements by the use of words such as “outlook,” “believe,” “think,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” “visibility,” “positioned,” “path to,” “conviction,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. These forward-looking statements are based on KKR’s beliefs, assumptions and expectations, but these beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to KKR or within its control. Due to various risks and uncertainties, actual events or results may differ materially from those reflected or contemplated in such forward-looking statements. Past performance is no guarantee of future results. All forward-looking statements speak only as of the date of this presentation. KKR does not undertake any obligation to update any forward-looking statements to reflect circumstances or events that occur after the date of this presentation except as required by law. Please see the Appendix for additional important information about forward-looking statements, including the assumptions and risks concerning projections and estimates of future performance.  This presentation includes certain non-GAAP measures, including adjusted net income (“ANI”), total segment earnings, total investing earnings, total operating earnings (“TOE”), fee related earnings (“FRE”), strategic holdings operating earnings, and total asset management segment revenues. These non-GAAP measures are in addition to, and not a substitute for, measures of financial and operating performance prepared in accordance with U.S. GAAP. While we believe that providing these non-GAAP measures is helpful to investors in assessing the overall performance of KKR’s business, they may not include all items that are significant to an investor’s analysis of our financial results. Please see the Appendix for additional important information about the non-GAAP measures presented herein.  Please see the Appendix for other important information. In addition, information about factors affecting KKR, including a description of risks that should be considered when making a decision to purchase or sell any securities of KKR, can be found in KKR & Co. Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 27, 2026, and its other filings with the SEC, which are available at www.sec.gov.  From time to time, we may use our website as a channel of distribution of material information. Financial and other material information regarding KKR is routinely posted on and accessible at www.kkr.com. Financial and other material information regarding Global Atlantic is routinely posted on and accessible at www.globalatlantic.com. Information on these websites are not incorporated by reference herein and are not a part of this presentation.

 KKR is pleased to invite you to the Special Meeting to be held on April 21, 2026, at 11:30 A.M., E.T.  By no later than December 31, 2026, the “Sunset Date”, shares of our common stock will have the right to elect the Company’s directors and exercise all other customary voting rights on a one vote per share basis  Executive Summary  Preparing for the One Share, One Vote Structure  We reviewed KKR’s existing governing documents and identified the following amendments which require a stockholder vote: (see additional details on the following page)  Supermajority Voting Amendment  Stockholder Action Amendment  Vacancy Amendment  Technical and Clarifying Amendments  We believe these Charter amendments will accomplish the following:  More closely align our governance practices with other S&P 500 companies with a single class of voting stock  Modernize and streamline our governing documents  Remove certain legacy partnership provisions that will no longer be appropriate after our transition to a one share, one vote model  These proposals for Charter amendments reflect our commitment to strong corporate governance that promotes managing KKR’s global investment business in a transparent, accountable, and responsible manner  We encourage you to vote FOR each proposal. A failure to vote will be counted as a vote against these important governance changes.  Note:  2  See Appendix for other additional information regarding the Sunset Date.

Proposals For The Special Meeting

The KKR Board of Directors unanimously recommends that you vote **FOR** the following proposals relating to the Charter amendments. Please see Appendix for more information on each proposal

We are seeking approval of at least **90%** of the outstanding shares of our common stock for Proposal 1 and over 50% of the outstanding shares of our common stock for Proposals 2-4

Your participation is crucial. We encourage you to vote **FOR** each proposal

Voting Item	Description	S&P 500 Prevalence[1]	Board Recommendation
Proposal 1 – Supermajority Voting Amendment	• Eliminates legacy partnership 90% supermajority voting requirement to amend certain provisions of the Company's Second Amended and Restated Certificate of Incorporation (the "Existing Charter") and moves to majority voting for all Charter provisions.	Over 70%	**FOR**
Proposal 2 – Stockholder Action Amendment	• Provides that all actions on which holders of common stock are required or permitted to vote must be taken at an annual or special meeting, which should promote transparency and fair deliberation as opposed to stockholder action that can be taken by written consent.	~70%	**FOR**
Proposal 3 – Vacancy Amendment	• Grants the Board the sole authority to fill director vacancies until all stockholders have the opportunity to vote on the election of all directors at an annual meeting.	Over 70%	**FOR**
Proposal 4 – Technical and Clarifying Amendments	• Permits the Board to fix the size of the Board and to streamline the Existing Charter by removing certain legacy provisions that are redundant under current Delaware law and New York Stock Exchange rules.	~85% (Board fixes its size)	**FOR**
Proposal 5 – Adjournment of Special Meeting	• Authorizes adjournment for up to 30 days, from time to time, if votes are insufficient to adopt all these proposals, allowing time to solicit additional proxies, if necessary, and to avoid the cost of calling another meeting to consider and adopt these Charter amendments.	—	**FOR**

(1) Source: Deal Point Data as of December 31, 2025.

KKR

5

 Overview of KKR

KKR Overview

Established in 1976, KKR is a global investment firm with industry-leading investment experience and a strong culture committed to teamwork



50 Years	$744 billion in AUM	~4,200 employees	Multi-asset experience	36 global offices
of investment experience	across Credit & Liquid Strategies ($322bn), Private Equity ($229bn) & Real Assets ($192bn)	~2,700 Asset Management ~1,500 Insurance	across credit, private equity and real assets	across 4 continents serving local markets

Note: The employee and office metrics exclude approximately 800 additional employees who sit within a KKR subsidiary organization and who are located at other offices. See Appendix endnotes for additional information regarding employee count.

KKR

7

 KKR’s Culture And Values Drive Outcomes  One Firm  10  Work Together  Stay Curious, Be Creative  Pursue Excellence  Earn Like & Trust  Remember, People are Counting on Us  Best-in-class talent  One P&L and compensation pool  Collaboration  Business building & innovation  Allows us to maximize the impact of our model

Positioned For Significant Growth Ahead

High-growth industry with leadership in key markets

Purpose-built business model with three growth engines to drive recurring earnings

Asset Management + **Insurance** + **Strategic Holdings**

Leveraging our core strengths

High-growth industry with leadership in key markets
- ✓ Growing alternatives industry
- ✓ Insurance
- ✓ Asia Pacific / Japan
- ✓ Infrastructure / Climate
- ✓ Private Credit / ABF
- ✓ Private Wealth

Asset Management
- ✓ Differentiated investment performance
- ✓ Embedded growth from investment in distribution and products

Insurance
- ✓ Leading insurance franchise
- ✓ Growth enhanced with 100% ownership
- ✓ Strong conviction we can double Global Atlantic AUM from here

Strategic Holdings
- ✓ Scaled Core Private Equity strategy
- ✓ Recurring, quarterly dividends with attractive growth trajectory

Leveraging our core strengths
- ✓ Investing acumen
- ✓ Capital allocation
- ✓ Collaborative culture

With a highly aligned and motivated leadership team – employees own ~30% of outstanding KKR stock

Note: The statements above are forward-looking statements. These statements are estimated based on various assumptions, and there is no guarantee that our expectations will be realized as presented. See Appendix for important information regarding cautionary factors about forward-looking statements.

KKR

9

 Assets Under Management – Scaled And Diversified  Assets Under Management ($ in billions)  $167  $41  $62  $60  $83  $100  $107  $120  $130  $168  $195  $218  $252  $471  $504  $553  $638  $744  $21  $107  $86  $145  $143  $34  $744  2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025  2025  +18%  10  CAGR  Alternative Credit  Liquid Strategies  Leveraged Credit  Traditional Private Equity  Infrastructure & Energy  Real Estate  Growth Equity Core Private Equity

 Global Atlantic Overview  Leading insurance company with a 20-year track record of serving the retirement & life insurance needs of individuals & institutions  Founded at Goldman Sachs in 2004 and separated as an independent company in 2013  In February 2021, Global Atlantic was initially acquired by KKR as a majority owned subsidiary  In January 2024, KKR acquired the remaining stake in Global Atlantic, increasing its ownership to 100%  Since the announcement of KKR’s original acquisition in July 2020, Global Atlantic AUM has nearly tripled  Assets Under Management  and Institutional Channels  Fixed Annuities, Block & Flow Reinsurance, Preneed Life  [$1.1 billion 2025 Insurance Operating Earnings]  A2 / A / A / A(2)  Performance Highlights  Scaled & Diversified Business  Strong Presence Across Diverse Funding Channels  Leading Returns & Growth  Strong Financial Profile  Leading Risk & Investment Capabilities  $219 billion  Market Leader in Individual  +22% AUM CAGR(1)  High Ratings  Benefit of Strategic  Partnership with KKR  Note:  10  Past performance is no guarantee of future results. See Appendix for endnotes for footnote references and important information regarding these performance highlights.

 Strategic Holdings Overview  Strategic Holdings acquires and manages interests in operating companies that are owned by the firm. Today, those companies primarily consist of our participation in our core private equity strategy  Key Characteristics of a Core Private Equity Business  High-Quality Management  Long Duration  Cash Generative  Less Cyclical  More Limited External Exposures  Lower Leverage Over Hold Period  More Limited Disruptors  Control  We Have Built An Attractive, Diversified Strategy  Industry Diversification(1)  Business Services 34%  Note:  See Appendix for endnotes for footnote references and important information about the core private equity strategy.  12  Consumer 26%  Health Care 17%  TMT 14%  Infrastructure 6%  Industrials 3%

 Our Earnings Framework

 2025 GAAP Results (Unaudited)  GAAP Net Income (Loss) Attributable to KKR & Co. Inc. Common Stockholders was $2.3 billion for the full year 2025  ($ in thousands, except per share data)  4Q'24  4Q'25  FY'24  FY'25  Revenues  Asset Management and Strategic Holdings  $ 1,426,239  $ 2,210,425  $ 7,212,246  $ 7,835,508  Insurance  1,832,115  3,528,881  14,666,452  11,628,799  Total Revenues  $ 3,258,354  $ 5,739,306  $ 21,878,698  $ 19,464,307  Expenses  Asset Management and Strategic Holdings  $ 1,140,482  $ 1,821,526  $ 5,759,754  $ 6,326,131  Insurance  1,840,100  3,589,119  15,226,106  12,686,184  Total Expenses  $ 2,980,582  $ 5,410,645  $ 20,985,860  $ 19,012,315  Total Investment Income (Loss) - Asset Management and Strategic Holdings  $ 1,364,841  $ 2,271,103  $ 4,967,595  $ 6,647,168  Income Tax Expense (Benefit)  258,330  333,136  954,396  953,748  Redeemable Noncontrolling Interests  15,603  44,376  73,149  155,103  Noncontrolling Interests  243,125  1,076,345  1,756,643  3,619,846  Preferred Stock Dividends  —  40,430  —  118,596  Net Income (Loss) - KKR Common Stockholders  $ 1,125,555  $ 1,105,477  $ 3,076,245  $ 2,251,867  Net Income (Loss) Attributable to KKR & Co. Inc. Per Share of Common Stock  Basic  $ 1.27  $ 1.24  $ 3.47  $ 2.51  Diluted  $ 1.18  $ 1.16  $ 3.28  $ 2.34  Weighted Average Shares of Common Stock Outstanding  Basic  888,222,552  891,402,259  887,021,433  890,342,060  Diluted  956,267,561  955,642,900  938,904,600  955,756,926  Note:  15  See Appendix for detailed GAAP income statement. Totals may not sum due to rounding in this presentation.

 Our Earnings Framework  Fee Related  Earnings  Insurance  Operating  Earnings  Strategic Holdings  Operating Earnings  Net Realized  Performance  Income  Interest Expense, Net & Other Income Taxes on Adj. Earnings  Net Realized  Investment  Income  Expected to be More Stable & Recurring  Net of Compensation  Net of Compensation  Adjusted Net Income  Total Investing Earnings  Total Operating Earnings  Driven by Monetizations & Performance  15  Net of Compensation and Operating Expenses

 A Strong 2025 Across Key Metrics  Strong Financial Results  Management Fees  +18% in 2025 vs. 2024, both with and without catch-up fees  Fee Related Earnings  +14% in 2025 vs. 2024  Adjusted Net Income  +4% in 2025 vs. 2024; excluding the impact of the carried interest repayment obligation realized in 4Q’25, Adjusted Net Income was +8% in 2025 vs. 2024  Robust Fundraising Momentum Continues  Raised a record $129 billion of capital in 2025 vs. $114 billion in 2024 and $69 billion in 2023  Flagship fundraising momentum continues and 30+ strategies targeted to raise capital in the next 12-18 months  K-Series activity continues to be strong with AUM of $34 billion at year end 2025 vs. $16 billion at year end 2024  Increased Investment Activity  $95 billion of capital deployed in 2025 vs. $84 billion in 2024  Capital markets transaction fees of $930 million in 2025  Strong Performance  Monetizations of $2.7 billion in 2025 increased by +10% vs. 2024, excluding the impact of the carried interest repayment obligation realized in 4Q’25  Gross unrealized carried interest of $10.2 billion at year end 2025 vs.  $7.9 billion at year end 2024  Year-Over-Year Growth  $744bn  AUM  15  +17%  $321bn  Perpetual Capital  +20%  $3.7bn  Fee Related Earnings  +14%  $4.4bn  Adjusted Net Income  +4%  Note:  Perpetual capital is capital of indefinite duration, which may be materially reduced or terminated under certain conditions. See Appendix for endnotes and other important information.

 Our Earnings Framework – Compensation Ratios  Current Compensation Ratios  Revenue Stream  Fee Related Revenues  15-20%  of fee revenues  Realized Carried Interest  70-80%  of realized carried interest  Realized Investment Income  10-20%  of realized investment income  KKR’s compensation ratios are largely success-based, further increasing alignment of our employees with our key stakeholders  To attract, motivate and retain employees  To align employee interests with those of our stockholders and other stakeholders  To reinforce our culture and values  In general, our compensation program for our employees has three primary objectives:  1 2 3  15

 KKR Has The Lowest Compensation Ratio In The Industry And The Most Success-Based Compensation Approach  Source: Note: (1)  (2)  (3)  (4)  Fee Related Compensation Ratios(1)  Performance Related Compensation Ratios(2)  17.5%  26%  27%  34%  2025  KKR Peer 1 Peer 2  Peer 3 Peer 4  43%  62%  69%  34%  77%  57%  2025  KKR Peer 1 Peer 2 Peer 3 Peer 4  Compensation Breakdown 2025:  Fee Related, Performance Related and Equity-Based Compensation(4)  30%  43%  52%  60%  46%  70%  57%  48%  40%  54%  2025 KKR Peer 1 Peer 2 Peer 3 Peer 4  Company filings.  Realized Performance and Investment Income Compensation includes bonus payments and contingent obligations (earnouts) recorded in connection with various acquisitions, if applicable.  Represents Fee Related Compensation (excluding equity-based compensation) as a % of Fee Related Revenues. Fee Related Revenues generally represent management fees, net advisory & transaction fees and fee related performance revenues.  Represents Realized Performance and Investment Income Compensation (excluding equity-based compensation) as a % of Realized Performance and Investment Income.  Represents Fee Related Compensation, Realized Performance and Investment Income Compensation and equity-based compensation as a % of Total Asset Management Revenues. Excludes any insurance business related equity-based compensation. Asset Management Revenues generally represent Fee Related Revenues and Realized Performance and Investment Income. For KKR, Strategic Holdings Operating Earnings included in addition to Asset Management Revenues.  Includes Fee Related Compensation, Realized Performance and Investment Income Compensation and equity-based compensation. Includes any insurance business related equity-based compensation.  Performance Related Compensation & Equity-Based Compensation Fee Related Compensation  The composition of KKR's compensation is more heavily skewed to Realized Performance Revenues (which is success-based) and less skewed to Fee Related Revenues compared to our industry peers  39%  47%  40%  62%  50%  KKR Peer 1 Peer 2 Peer 3 Peer 4  15  Total Compensation (incl. Total Equity-Based Compensation)  as a % of Total Asset Management Revenues(3)

 Our Performance

 2,072%  438%  513%  732%  KKR Long-Term Performance Is Differentiated  KKR’s total return over 3 years, 5 years, and since NYSE listing (July 2010) remains differentiated relative to the S&P 500, S&P 500 Financials and Dow Jones US Asset Managers indices  Source: Bloomberg. Data as of December 31, 2025.  5-Year Since NYSE Listing  KKR has a highly aligned and motivated leadership team – employees own ~30% of outstanding KKR stock  S&P 500: 15%  22%  Annualized Total Return Since NYSE Listing  181%  20  229%  78%  96%  68%  103%  86%  96%  3-Year  KKR  Dow Jones US Asset Managers Index  S&P 500 Financials  S&P 500

 Corporate Governance

 Majority Independent Board  NYSE listing in July  Scott Nuttall and Joe Bae named Co-Presidents and Co-COOs in July  KKR converts from publicly traded partnership to corporation  in July  Transition of Co-Founders to  Current Co-CEO Structure in October  Reorganization agreement commits to One Share, One Vote by the Sunset Date  KKR added to S&P 500 in June  One Share, One Vote  By December 31, 2026  2026  2025  2024  2021  2017  2010  Added three independent directors in prior 2 years  22  KKR’s 50th Anniversary: May 1, 2026  2018  KKR’s Evolution As A Public Company  We have strengthened our governance throughout our history as a public company

 Expected Post-Sunset Date Additions  22  Existing Governance Best Practices  Majority Independent Board  No classified Board  100% independent Audit Committee  100% independent Risk Committee  Regular executive sessions of Independent Directors at Board meetings  Annual Board self-evaluations  Ability of stockholders to call a special meeting  No poison pill  Common stockholders entitled to one vote per share  Annual meeting of stockholders with annual election of Directors by the common stockholders  100% independent Nominating and Corporate Governance Committee  100% independent Compensation Committee  Majority voting for election of directors with plurality carveout for contested elections  No supermajority vote requirements, if approved. See Proxy Statement for information about Proposal 1  Board size fixed by the Board (instead of by a controlling stockholder), if approved. See Proxy Statement for information about Proposal 4  Board vacancies filled by the Board (instead of by a controlling stockholder), if approved. See Proxy Statement for information about Proposal 3  Corporate Governance Practices  The following table summarizes our key corporate governance practices, which we believe exemplify our commitment to sound governance:  .

 Appendix I: Additional Proposal Details

 Proxy Statement - Stockholder Proposal 1: Supermajority Voting Amendment  25  Voting Item  Description  S&P 500  Prevalence  Proposed Board  Recommendation  Proposal 1 –  Supermajority Voting Amendment  Eliminates legacy partnership 90% supermajority voting requirement to amend certain Existing Charter provisions and moves to majority voting for all Charter provisions.  Over 70%  FOR  The reasons for approving the Supermajority Voting Amendment include:  These supermajority voting provisions are a vestige of the Company’s legacy partnership agreement and are not in line with a one share, one vote corporate governance structure that responds to the will of a majority of stockholders  We believe that a majority of the outstanding voting standard will promote efficiency and responsiveness in corporate decision-making  A majority vote allows the Board and stockholders to enact necessary changes to the Charter in a timely manner without being unduly delayed by the need to secure a supermajority approval, enabling the Company to act decisively without unnecessary procedural hurdles  We believe this approach is consistent with widely accepted governance standards

 Proxy Statement - Stockholder Proposal 2: Stockholder Action Amendment  25  Voting Item  Description  S&P 500  Prevalence  Proposed Board Recommendation  Proposal 2 – Stockholder Action Amendment  Provides that all actions on which holders of common stock  are required or permitted to vote must be taken at an annual or special meeting, which should promote transparency and fair deliberation as opposed to stockholder action that can be taken by written consent.  ~ 70%  FOR  The reasons for approving the Stockholder Action Amendment include:  We believe that establishing stockholders’ meetings as the exclusive mechanism for stockholder action on matters on which holders of common stock are required or permitted to vote post-Sunset Date is a valuable corporate governance tool that promotes transparency, accountability, and stockholder engagement, which will ensure that major decisions are made in a transparent and deliberative manner  The annual and special meeting process offers important protections and advantages for stockholders that are absent from a written consent process  Since a written consent need not be distributed in advance to all stockholders entitled to vote on a matter, actions taken by written consent could deprive many stockholders of the critical opportunity to assess, discuss, deliberate, and vote on pending actions, which may disenfranchise those stockholders who do not have the opportunity to participate in the written consent process  A prohibition on action by written consent can also promote greater stockholder engagement and awareness of corporate developments  We believe that stockholders are more likely to review proxy materials, attend meetings, and exercise their voting rights when they know that a formal vote is required  This increased participation can lead to better-informed decisions and a stronger alignment between our management and our stockholders  We believe this approach is consistent with widely accepted governance standards

 Proxy Statement - Stockholder Proposal 3: Vacancy Amendment  25  Voting Item  Description  S&P 500  Prevalence  Proposed Board  Recommendation  Proposal 3 – Vacancy Amendment  Grants the Board the sole authority to temporarily fill  director vacancies until all stockholders have the opportunity to vote on the election of all directors at an annual meeting.  Over 70%  FOR  The reasons for approving the Vacancy Amendment include:  We believe that vesting the Board with the sole authority to fill Board vacancies is beneficial for corporate governance as it promotes stability and continuity  By allowing directors to appoint successors until the next re-election of directors at our annual meeting of the stockholders, the Board can maintain a strategic vision and cohesive governance structure without the potential for unnecessary disruption  The Board can respond swiftly to unexpected resignations, retirements, deaths or other changes in its composition, avoiding the delay or uncertainty that might arise from requiring a future stockholder vote  We believe the Board is also best placed to consider the overall composition and mix of directors on the Board to ensure a constructive Board room environment, subject to stockholders’ oversight and approval at our annual meetings  We believe that the balance between Board flexibility and stockholder oversight is a core feature of good corporate governance, designed to ensure both operational efficiency and accountability  We believe this approach is consistent with widely accepted governance standards

 Proxy Statement - Stockholder Proposal 4: Technical and Clarifying Amendments  25  Voting Item  Description  S&P 500  Prevalence  Proposed Board  Recommendation  Proposal 4 – Technical and Clarifying Amendments  Permits the Board to fix the size of the board of directors  and to streamline the Existing Charter by removing certain legacy provisions that are redundant under current Delaware law and NYSE rules.  ~85% (Board fixes its size)  FOR  The reasons for approving the Technical and Clarifying Amendments include:  Fixing the Number of Directors  We believe that, upon the Sunset Date, this authority should reside with the Board itself so that the Board can ensure that the Company is governed by a group that is neither too large to be unwieldy nor too small to lack sufficient oversight and expertise  This flexibility is especially important during periods of change, when the Board may need to adjust its composition to align with new strategic priorities or to comply with evolving regulatory requirements  Granting the Board this authority supports continuity and stability by enabling seamless integration of new directors  Removal of the Restriction on Selling, Exchanging or Disposing of Company Assets without a Stockholder Vote  This is a carryover from our legacy partnership agreement and is not typically included in public company charters  Under Delaware law, the affirmative vote of the holders of a majority in voting power of outstanding stock entitled to vote is already required to approve a sale, lease, or exchange of all or substantially all of our property and assets  Removal of the Notice Requirement to Stockholders of Stock Splits, Distributions and Combinations  This provision is carried over from the Company’s legacy partnership agreement and it is not typically included in other public company charters  Under the NYSE listing standards and other provisions of our Existing Charter, stockholders would already receive notice of such transactions

 Proxy Statement - Stockholder Proposal 5: Adjournment of Special Meeting  25  Voting Item  Description  S&P 500  Prevalence  Proposed Board  Recommendation  Proposal 5 – Adjournment of Special Meeting  Authorizes adjournment for up to 30 days, from time to  time, if votes are insufficient to adopt all these proposals.  N/A  FOR  The reasons for approving the Adjournment of Special Meeting include:  Allows time to solicit additional proxies if necessary  Increases efficiency  Reduces cost associated with calling another stockholders’ meeting to consider and adopt these Charter amendments

 Appendix II: Reconciliations and Endnotes

 Important Information – Endnotes  31  Note to Page 4 – Executive Summary   The “Sunset Date” will be the earlier of (i) December 31, 2026 and (ii) the six-month anniversary of the first date on which the death or permanent disability of both Mr. Henry Kravis and Mr. George Roberts has occurred (or any earlier date consented to by KKR Management LLP in its sole discretion).  Note to Page 7 – KKR Overview   800 additional employees includes employees from certain of our majority owned and controlled subsidiaries such as KJRM and K-Star. The employment headcount categories align with our internal human capital headcount reporting and may differ in certain aspects with respect to our employees who are responsible for generating the financial results within each of our three reporting segments. Certain employees reported in the separate categories, including our business operations professionals, may also perform certain functions in support of another headcount category. Our strategic holdings segment is supported by employees within the asset management headcount category.  Notes to Page 11 – Global Atlantic Overview  At the time of KKR’s acquisition announcement of Global Atlantic on July 8, 2020, Global Atlantic’s Adjusted Invested Assets were $73 billion, or the quarter-end figure at 2Q’20. However, this figure was not yet known at the time of announcement. The AUM CAGR is calculated based on this 2Q’20 Adjusted Invested Assets figure of $73 billion at announcement while the bar shows the latest available figure at the time (1Q'20) of $72 billion.  Represents Financial Strength Ratings of Global Atlantic’s insurance subsidiaries (not credit ratings of any product or security), as of March 2, 2026. Moody’s (Stable Outlook) / S&P (Stable Outlook) / Fitch (Stable Outlook) / AM Best (Stable Outlook).  Notes to Page 12 – Strategic Holdings Overview   The adjusted EBITDA information represents a measure management currently uses to monitor the operating performance of the businesses. Adjusted Revenue and EBITDA represents KKR’s look-through ownership percentage for each of these companies in the aggregate as a result of the firm's investments in these companies through its participation in our core private equity strategy or other fund strategies multiplied by the revenue and EBITDA of each portfolio company, respectively. Non-  U.S. dollar businesses have been converted at the period-ending foreign exchange rate.  (1) Data represented calculated by 3Q’25 LTM adjusted EBITDA as of December 31, 2025 as set forth above..

Reconciliation of GAAP to Non-GAAP Measures (Unaudited)

($ in thousands)	FY'20	4Q'24	4Q'25	FY'24	FY'25
Net Income (Loss) - KKR Common Stockholders	$ 1,945,954	$ 1,125,555	$ 1,105,477	$ 3,076,245	$ 2,251,867
Preferred Stock Dividends	56,555	—	40,430	—	118,596
Net Income (Loss) Attributable to Noncontrolling Interests	3,115,089	258,728	1,120,721	1,829,792	3,774,949
Income Tax Expense (Benefit)	609,097	258,330	333,136	954,396	953,748
Income (Loss) Before Tax (GAAP)	**$ 5,726,695**	**$ 1,642,613**	**$ 2,599,764**	**$ 5,860,433**	**$ 7,099,160**
Impact of Consolidation and Other	(1,704,739)	(95,067)	(1,194,913)	(1,268,787)	(4,020,179)
Equity-based Compensation - KKR Holdings	80,739	—	—	—	—
Preferred Stock Dividends	(33,364)	—	(40,430)	—	(118,596)
Income Taxes on Adjusted Earnings	(265,950)	(239,337)	(245,189)	(988,797)	(1,108,064)
Asset Management Adjustments:					
Unrealized (Gains) Losses	(1,304,829)	(288,342)	640	(673,790)	560,892
Unrealized Carried Interest	(1,070,803)	44,397	(1,138,929)	(1,943,200)	(2,140,747)
Unrealized Carried Interest Compensation	467,485	(49,778)	765,531	1,505,558	1,566,828
Transaction-related and Non-operating Items	20,073	(31,690)	27,564	122,009	96,289
Equity-based Compensation	236,199	72,557	62,753	279,418	268,067
Equity-based Compensation - Performance based	10,196	85,582	89,300	332,226	348,848
Amortization of Acquired Intangibles	—	—	1,072	—	1,787
Strategic Holdings Adjustments:					
Unrealized (Gains) Losses	(392,911)	(314,133)	(303,521)	(958,418)	(746,252)
Insurance Adjustments:					
(Gains) Losses from Investments	—	213,395	273,565	1,465,348	2,088,687
Non-operating Changes in Policy Liabilities and Derivatives	—	104,000	58,005	296,917	319,471
Transaction-related and Non-operating Items	—	936	19,036	20,615	42,350
Equity-based and Other Compensation	—	35,317	27,585	134,799	100,135
Amortization of Acquired Intangibles	—	4,699	4,699	17,935	18,796
Adjusted Net Income	**$ 1,768,791**	**$ 1,185,149**	**$ 1,006,532**	**$ 4,202,266**	**$ 4,377,472**
Interest Expense, Net	211,037	71,764	73,504	302,381	257,725
Preferred Stock Dividends	33,364	—	40,430	—	132,073
Net Income Attributable to Noncontrolling Interests	7,842	3,894	3,000	16,060	15,002
Income Taxes on Adjusted Earnings	265,950	239,337	245,189	988,797	1,108,064
Total Segment Earnings	**$ 2,286,984**	**$ 1,500,144**	**$ 1,368,655**	**$ 5,509,504**	**$ 5,890,336**
Net Realized Performance Income	(468,628)	(306,025)	(61,768)	(608,788)	(491,736)
Net Realized Investment Income	(537,829)	(93,350)	(23,003)	(542,163)	(412,796)
Total Operating Earnings	**$ 1,280,527**	**$ 1,100,769**	**$ 1,283,884**	**$ 4,358,553**	**$ 4,985,804**
Strategic Holdings Operating Earnings	—	(7,811)	(43,826)	(76,211)	(162,096)
Insurance Operating Earnings	—	(249,973)	(268,038)	(1,014,546)	(1,109,395)
Fee Related Earnings	**$ 1,280,527**	**$ 842,985**	**$ 972,020**	**$ 3,267,796**	**$ 3,714,313**

Note: For the three months ended December 31, 2025, Transaction-related and Nonoperating items includes (i) $35 million related to transaction-related costs and other corporate actions, and (ii) $12 million of costs associated with certain integration, restructuring, and other non-operating expenses across our Asset Management and Insurance businesses.

KKR

32

 Reconciliation of GAAP to Non-GAAP Measures (Unaudited)  ($ in thousands)  4Q'24  4Q'25  FY'24  FY'25  Insurance Operating Earnings  $ 249,973  $ 268,038  $ 1,014,546  $ 1,109,395  Management Fees, Net Paid by Insurance Segment  126,010  147,266  443,220  555,969  Ivy and Related Sidecar Fees, Net  37,787  46,336  138,852  169,245  Global Atlantic-related Capital Markets Fees, Net  2,690  5,503  44,451  49,327  Total Insurance Economics  $ 416,460  $ 467,143  $ 1,641,069  $ 1,883,936  31

 Non-GAAP and Segment Definitions  31  The key non-GAAP and other operating and performance measures that follow are used by management in making operational and resource deployment decisions as well as in assessing the performance of KKR's business. They include certain financial measures that are calculated and presented using methodologies other than in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures, including adjusted net income (“ANI”), total segment earnings, total investing earnings, total operating earnings (“TOE”), fee related earnings (“FRE”), strategic holdings operating earnings, and total asset management segment revenues, are presented prior to giving effect to the allocation of income (loss) among KKR & Co. Inc. and holders of certain securities exchangeable into shares of common stock of KKR & Co. Inc. and, as such, represent the entire KKR business in total. In addition, these non-GAAP measures are presented without giving effect to the consolidation of the investment vehicles and collateralized financing entities (“CFEs”) that KKR manages. These measures described above have the definitions given to them below.  We believe that providing these non-GAAP measures on a supplemental basis to our GAAP results is helpful to stockholders in assessing the overall performance of KKR's business. These non-GAAP measures should not be considered as a substitute for financial measures calculated in accordance with GAAP. “Non-operating adjustments” as used in these non-GAAP definitions refers to adjustments made which are not adjustments or exclusions of normal, recurring cash operating expenses necessary for business operations. Reconciliations of these non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP, where applicable, are included under the “Reconciliation of GAAP to Non-GAAP Measures" section of this Appendix.  We also caution readers that these non-GAAP measures may differ from the calculations made by other investment managers, and as a result, may not be directly comparable to similarly titled measures presented by other investment managers.   Adjusted Net Income is a performance measure of KKR’s earnings, which is derived from KKR’s reported segment results. ANI is used to assess the performance of KKR’s business operations and measures the earnings potentially available for distribution to its equity holders or reinvestment into its business. ANI is equal to Total Segment Earnings less Interest Expense, Net and Other and Income Taxes on Adjusted Earnings. Interest Expense, Net and Other includes (i) interest expense on debt obligations not attributable to any particular segment and (ii) cumulative dividend expense on the Series D Mandatory Convertible Preferred Stock, net of interest income earned on cash and short-term investments. Income Taxes on Adjusted Earnings represents the amount of income taxes that would be paid assuming that all adjusted earnings were allocated to KKR & Co. Inc. and taxed at the same effective rate, which assumes that all securities exchangeable into shares of common stock of KKR & Co. Inc. were exchanged. The economic assumptions and methodologies that impact Income taxes on Adjusted Earnings are similar to those used in calculating the current income tax provision under U.S. GAAP. Equity based compensation expense is excluded from ANI, because (i) KKR believes that the cost of equity awards granted to employees does not contribute to the earnings potentially available for distributions to its equity holders or reinvestment into its business and (ii) excluding this expense makes KKR’s reporting metric more comparable to the corresponding metric presented by other publicly traded companies in KKR’s industry, which KKR believes enhances an investor’s ability to compare KKR’s performance to these other companies. Income Taxes on Adjusted Earnings includes the benefit of tax deductions arising from equity-based compensation, which reduces Income Taxes on Adjusted Earnings during the period. If tax deductions from equity-based compensation were to  be excluded from Income Taxes on Adjusted Earnings, KKR’s ANI would be lower and KKR’s effective tax rate would appear to be higher, even though a lower amount of income taxes would have actually been paid or payable during the period. KKR separately discloses the amount of tax deduction from equity-based compensation for the period reported and the effect of its inclusion in ANI for the period. KKR makes these adjustments when calculating ANI in order to more accurately reflect the net realized earnings that are expected to be or become available for distribution to KKR’s equity holders or reinvestment into KKR’s business. However, ANI does not represent and is not used to calculate actual dividends under KKR’s dividend policy, which is a fixed amount per period, and ANI should not be viewed as a measure of KKR’s liquidity.   Total Segment Earnings is a performance measure that KKR believes is useful to stockholders as it provides a supplemental measure of our operating performance without taking into account items that KKR does not believe arise from or relate directly to KKR's operations. Total Segment Earnings excludes: (i) equity-based compensation charges, (ii) amortization of acquired intangibles, and (iii) transaction-related and non-operating items, if any. Transaction-related and non-operating items primarily arise from corporate actions, which consist of: (i) impairments, (ii) transaction costs from acquisitions, including any acquisition-related stock consideration, (iii) depreciation on real estate that KKR owns and occupies, (iv) contingent liabilities, net of any recoveries, (v) certain integration, restructuring, and other non-operating expenses, and (vi) other gains or charges that affect period-to-period comparability and are not reflective of KKR's ongoing operational performance. Inter-segment transactions are not eliminated from segment results when management considers those transactions in assessing the results of the respective segments. These transactions include (i) management fees earned by our Asset Management segment as the investment adviser for Global Atlantic insurance companies, (ii) management and performance fees earned by our Asset Management segment for acquiring and managing the companies included in our Strategic Holdings segment, and (iii) interest income and expense based on lending arrangements where our Asset Management segment borrows from our Insurance segment. All these inter-segment transactions are recorded by each segment based on the applicable governing agreements. Additionally, due to the integrated nature of our segment operations and as part of our strategic capital allocation decisions, intersegment asset transfers have and may continue to occur. In these cases in segment reporting, the assets are transferred at their fair value, and no realization is recognized at the time of transfer. Earnings are recognized upon realization events and transactions with third parties. Total Segment Earnings represents the total segment earnings of KKR’s Asset Management, Insurance and Strategic Holdings segments.   Asset Management Segment Earnings is the segment profitability measure used to make operating decisions and to assess the performance of the Asset Management segment. This measure is presented before income taxes and is comprised of: (i) Fee Related Earnings, (ii) Realized Performance Income, (iii) Realized Performance Income Compensation, (iv) Realized Investment Income, and (v) Realized Investment Income Compensation. Asset Management Segment Earnings excludes the impact of: (i) unrealized gains (losses) on investments, (ii) unrealized carried interest, and (iii) unrealized carried interest compensation. Management fees earned by KKR as the adviser, manager or sponsor for its investment funds, vehicles and accounts, including its Global Atlantic insurance companies and Strategic Holdings segment, are included in Asset Management Segment Earnings.

 Non-GAAP and Segment Definitions (cont’d)  31   Insurance Operating Earnings is the segment profitability measure used to make operating decisions and to assess the performance of the Insurance segment. This measure is presented before income taxes and is comprised of: (i) Net Investment Income, (ii) Net Cost of Insurance, and (iii) General, Administrative, and Other Expenses. Insurance Operating Earnings excludes the impact of: (i) investment gains (losses) which include realized gains (losses) related to asset/liability matching investment strategies and unrealized investment gains (losses) and (ii) non-operating changes in policy liabilities and derivatives which includes (a) changes in the fair value of market risk benefits and other policy liabilities measured at fair value and related benefit payments, (b) fees attributed to guaranteed benefits, (c) derivatives used to manage the risks associated with policy liabilities, and (d) losses at contract issuance on payout annuities. Insurance Operating Earnings includes (i) realized gains and losses not related to asset/liability matching investment strategies and (ii) the investment management costs that are earned by our Asset Management segment as the investment adviser of the Global Atlantic insurance companies.   Strategic Holdings Segment Earnings is the segment profitability measure used to make operating decisions and to assess the performance of the Strategic Holdings segment. This measure is presented before income taxes and is comprised of: Dividends, Net and Net Realized Investment Income. Strategic Holdings Segment Earnings excludes the impact of unrealized gains (losses) on investments. Strategic Holdings Segment Earnings includes management fees and performance fee expenses that are earned by the Asset Management segment.   Fee Related Earnings is a performance measure used to assess the Asset Management segment’s generation of earnings from revenues that are measured and received on a more recurring basis as compared to KKR’s investing earnings. KKR believes this measure is useful to stockholders as it provides additional insight into the profitability of our fee generating asset management and capital markets businesses. FRE equals (i) Management Fees, including fees paid by the Insurance and Strategic Holdings segments to the Asset Management segment and fees paid by Ivy vehicles and other reinsurance vehicles, (ii) Transaction and Monitoring Fees, Net and (iii) Fee Related Performance Revenues, less (x) Fee Related Compensation, and (y) Other Operating Expenses.   Fee Related Performance Revenues refers to the realized portion of performance fees from certain AUM that has an indefinite term and for which there is no immediate requirement to return invested capital to investors upon the realization of investments. Fee related performance revenues consists of performance fees (i) expected to be received from our investment funds, vehicles and accounts on a recurring basis, and (ii) that are not dependent on a realization event involving investments held by the investment fund, vehicle or account.   Fee Related Compensation refers to the compensation expense, excluding equity-based compensation, paid from (i) Management Fees, (ii) Transaction and Monitoring Fees, Net, and (iii) Fee Related Performance Revenues.   Other Operating Expenses represents the sum of (i) occupancy and related charges and (ii) other operating expenses.  Strategic Holdings Operating Earnings is a performance measure used to assess the firm’s  earnings from companies and businesses reported through its Strategic Holdings segment. Strategic Holdings Operating Earnings currently consists of earnings derived from dividends that the firm receives from businesses acquired through the firm’s participation in our core private equity strategy. Strategic Holdings Operating Earnings currently equals dividends less management fees that are earned by our Asset Management segment. This measure is used by management to assess the Strategic Holdings segment’s generation of earnings from revenues that are measured and received on a more recurring basis than, and are not dependent on, realizations from investment activities.   Total Operating Earnings is a performance measure that represents the sum of (i) FRE, (ii) Insurance Operating Earnings, and (iii) Strategic Holdings Operating Earnings. KKR believes this measure is useful to stockholders as it provides additional insight into the profitability of the most recurring forms of earnings from each of KKR’s segments as compared to investing earnings.   Total Investing Earnings is a performance measure that represents the sum of (i) Net Realized Performance Income and (ii) Net Realized Investment Income. KKR believes this measure is useful to stockholders as it provides additional insight into the earnings of KKR’s segments from the realization of investments.   Total Asset Management Segment Revenues is a performance measure that represents the realized revenues of the Asset Management segment (which excludes unrealized carried interest and unrealized gains (losses) on investments) and is the sum of (i) Management Fees, (ii) Transaction and Monitoring Fees, Net, (iii) Fee Related Performance Revenues, (iv) Realized Performance Income, and (v) Realized Investment Income. Asset Management Segment Revenues excludes Realized Investment Income earned based on the performance of businesses presented in the Strategic Holdings segment. KKR believes that this performance measure is useful to stockholders as it provides additional insight into all forms of realized revenues generated by our Asset Management segment.   Perpetual capital refers to a component of AUM that has an indefinite term and for which there is no predetermined requirement to return invested capital to investors upon the realization of investments. Perpetual capital includes the AUM of our registered funds, certain unregistered vehicles, listed companies, and insurance companies, and it excludes our traditional private equity funds, similarly structured investment funds, collateralized loan obligations, hedge fund partnerships and certain other investment vehicles. Investors should not view this component of our AUM as being permanent without exception, because it can be subject to material reductions and even termination. Perpetual capital is subject to material reductions from changes in valuation and withdrawals by or payments to investors, clients and policyholders (including through elections by investors to redeem their fund investments, periodic dividends, and payment obligations under insurance policies and reinsurance agreements) as well as termination by a client of, or failure to renew, its investment management agreement with KKR.

 Important Information – Other Legal Disclosures  31  Past Performance and Investment Returns  Past performance is not a guarantee of future results. Information about any fund or strategy and investments made by such fund or strategy, including past performance of such fund, strategy or investment, is provided solely to illustrate KKR’s investment experience, and processes and strategies used by KKR in the past with respect to such funds or strategies. The performance information relating to KKR’s historical investments is not intended to be indicative of any fund’s or strategy’s future results or the future results of KKR. Certain funds or strategies are also relatively new and their limited historical results may not be indicative of results they will experience over a longer period of time. There can be no assurance that any KKR entity (including any KKR investment fund, vehicle or account, the KKR balance sheet, the Strategic Holdings segment, or Global Atlantic insurance company) will achieve results comparable to any results included in this presentation, or that any investments made by a KKR entity now, in the past or in the future will be profitable, or that KKR entities will find investment opportunities similar to any presented in connection with this presentation. Actual realized value of currently unrealized investments will depend on, among other factors, the value of the investments and market conditions at the time of disposition, related transaction costs, the timing and manner of sale, and many of the risks described in the forward-looking statements section of this Annex, all of which may differ from the assumptions and circumstances on which the currently unrealized valuations are based. Accordingly, the actual realized values of unrealized investments may differ materially from the values indicated herein.  Third Party Sources and Other Information  Certain information presented in this presentation has been developed internally or obtained from sources believed to be reliable; however, KKR does not give any representation or warranty as to the accuracy, adequacy, timeliness or completeness of such information, and assumes no responsibility for independent verification of such information.  Forward-Looking Statements  This presentation contains certain forward-looking statements pertaining to KKR, including investment funds, vehicles and accounts managed by KKR and Global Atlantic. You can identify these forward-looking statements by the use of words such as “opportunity,” “outlook,” “believe,” “think,” “expect,” “feel,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” “visibility,” “positioned,” “path to,” “conviction”, the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. Forward-looking statements relate to expectations, estimates, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts, including but, not limited to, any statements with respect to: statements regarding KKR’s business, financial condition, liquidity and results of operations, including Capital Invested, uncalled commitments, cash and short-term investments, and levels of indebtedness; the potential for future business growth; outstanding shares of common stock of KKR & Co. Inc. and its capital structure; non-GAAP and segment measures and performance metrics, including AUM, FPAUM, ANI, TOE, Book Value, Total Segment Earnings, FRE, Insurance Operating Earnings, Strategic Holdings Operating Earnings, Total Investing Earnings, and Total Segment Earnings; the declaration and payment of dividends on capital stock of KKR & Co. Inc.; the timing, manner and volume of repurchase of shares of common stock of KKR & Co. Inc.; our statements regarding the potential of, and future financial results from, KKR’s Strategic Holdings segment (including expectations about dividend payments and earnings from companies and businesses in the Strategic Holdings segment in the future, the future growth of such companies and businesses, and the  potential for compounding earnings over a long period of time from such segment); KKR’s ability to grow its AUM, to deploy capital, to realize unrealized investment appreciation, and the time period over which such events may occur; KKR’s ability to manage the investments in and operations of acquired companies and businesses; the effects of any transactional activity on KKR’s operating results, including pending sales of investments; expansion and growth opportunities and other synergies resulting from acquisitions of companies (including the acquisition and integration of Arctos Partners and businesses in our Strategic Holdings segment), internal reorganizations or strategic partnerships with third parties; the timing and expected impact to our business of any new investment fund, vehicle or product launches; the timing and completion of certain transactions contemplated by the Reorganization Agreement entered into on October 8, 2021 by KKR & Co. Inc. pursuant to which the parties agreed to undertake a series of integrated transactions to effect a number of transformative structural and governance changes in the future; the implementation or execution of, or results from, any strategic initiatives (including efforts to distribute financial products to private wealth investors, the modification of our compensation framework announced on November 29, 2023, which decreased the targeted percentage of compensation from fee related revenues and increased the targeted percentage from realized carried interest and certain incentive fees, and our insurance business’s strategic initiatives to invest more into non-yielding or lower-yielding asset classes like private equity and real assets, expand outside the United States, and raise more third-party co-investment insurance capital).  Expected dividend amounts and earnings in the business segment Strategic Holdings may be materially less than our current expectations or not materialize at all, and the volatility of employee compensation as a result of the modification of our compensation framework could impact our ability to hire, retain, and motivate our employees whom we are dependent on.  These forward-looking statements are based on KKR’s beliefs, assumptions and expectations, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to KKR or are within its control. These forward-looking statements are based on KKR’s beliefs, assumptions and expectations, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to KKR or are within its control. The use of words such as “unconstrained,” “consistent,” "trends," "dominant" or comparable words or other statements is not a guarantee of future performance or that any other statements to which these apply are guaranteed to occur. If a change occurs, forward-looking statements made as part of this presentation may vary materially from those expressed in the applicable forward-looking statements.  These forward-looking statements include target, goal, hypothetical or estimated results, projections and other comparable phrases and concepts are hypothetical in nature and are shown for illustrative, informational purposes only. Except as otherwise specifically stated, this information is not intended to forecast or predict future events, but rather to show the hypothetical estimates calculated using the specific assumptions presented herein. It does not reflect any actual results, which may differ materially. Certain of the forward-looking information has been made for illustrative purposes and may not materialize. No representation or warranty is made as to the reasonableness of the assumptions made or that all assumptions used in calculating the target, goal, hypothetical or estimated results have been stated or fully considered. Changes in the assumptions may have a material impact on the target, goal, hypothetical or estimated results presented. Target, goal, hypothetical or estimated results or projections may not materialize.

 Important Information – Other Legal Disclosures (cont’d)  31  Forward-Looking Statements (cont’d)  These statements are subject to numerous risks, uncertainties and assumptions, including those listed here in the above and below paragraphs and described under the section entitled “Risk Factors” in KKR & Co. Inc.’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 27, 2026, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as being exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in KKR & Co. Inc.’s filings with the SEC.  All forward-looking statements speak only as of the date of this presentation. KKR does not undertake any obligation to update any forward-looking statements to reflect circumstances or events that occur after the date on which such statements were made except as required by law.  Without limiting the statements made in the prior paragraphs, the following risks, among others, could cause actual results to vary from the forward-looking statements:  risks related to our business, including risks involving: difficult market and economic conditions; geopolitical events, natural disasters and other similar events not within our control; the loss of, or misconduct by, our key personnel; our reliance on third parties in the operation of our business; disruptions in our technology infrastructure or the occurrence of other operational errors; effective management of our balance sheet; management of, and access to, adequate sources of liquidity; our capital markets activities; financial and enterprise risks; legal claims, litigations, investigations and negative publicity; expansion into new businesses, strategic opportunities, and investment strategies; operating in a highly competitive industry; variability in earnings and cash flow; contingent obligations to return carried interest; raising third-party capital for our investment vehicles, insurance business and transactions; raising capital from institutional investors; the sale of financial products to individual investors; possible reductions or other changes to perpetual capital; actions of our portfolio companies; changes in tax laws; impact of artificial intelligence; cybersecurity failures and data security breaches; and sustainability matters.  risks related to regulatory matters, including risks involving: compliance with complex, extensive and evolving laws; adverse regulatory actions; our regulatory registrations or licenses; changes in the regulatory frameworks applicable to our business; availability of regulatory exemptions or exclusions; distributing financial products to individual investors; regulations impacting the insurance industry and insurance companies owned by alternative asset managers; laws and regulations applicable to our extensive global investment activities; compliance with investment-related and competition laws; compliance with financial crime laws; compliance with ERISA exemptions; sustainability-related laws and disclosure requirements; and privacy, data protection, cybersecurity, and artificial intelligence laws.  risks related to our investment activities, including risks involving: historical returns not being indicative of future results; conditions and events not in our control that may significantly impact valuations of our investments; investments in illiquid assets and uncertainty in valuations of illiquid investments; investments that involve unique business, regulatory, legal, tax or other complexities; use of leverage in investment activities; limitations in the due diligence process; investments in real assets, including real estate, infrastructure and energy assets; investments in companies and assets outside of the United States; conflicts of interest arising from our investment activities; and our third-  party investors failing to fund their capital calls  risks related to our insurance activities, including risks involving: operating in highly competitive markets; identifying and managing significant growth opportunities for our insurance business; our ability to source successful reinsurance transactions; volatility in market and economic conditions; disruptions to our third-party distribution network for our insurance products; differences in assumptions and estimates used for our insurance business from our actual results; possible downgrades to financial strength or credit ratings of our insurance subsidiaries; ceding business to reinsurers as well as business ceded to us; changes in tax laws applicable to our insurance subsidiaries; comprehensive regulations (and potential changes in, and additions to, such regulations) applicable to our insurance business; capital regulations applicable to our insurance subsidiaries, regulatory and reputational considerations under the Bermuda insurance, and reinsurance regulatory, framework; and a failure to comply with statutory accounting rules.  risks related to our organizational structure, including risks involving: the Series I preferred stockholder’s significant voting power, and potential conflicts of interest with the Series I preferred stockholder, until the Sunset Date; exemptions as a “controlled company” from NYSE corporate governance requirements; provisions in our charter limiting the duties and liability of the Series I preferred stockholder; the exclusive forum provision included in our charter; limitations on our ability to pay periodic dividends; potential application of restrictions under the Investment Company Act of 1940; actions taken to implement the reorganization transactions that must occur by the Sunset Date; and anti-takeover provisions in our organizational documents.

Forward-Looking Statements (cont’d)These statements are subject to numerous risks, uncertainties and assumptions, including those listed here in the above and below paragraphs and described under the section entitled “Risk Factors” in KKR & Co. Inc.’s Annual Report on Form 10‐K for the year ended December 31, 2025, filed with the SEC on February 27, 2026, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as being exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in KKR & Co. Inc.’s filings with the SEC. All forward-looking statements speak only as of the date of this presentation. KKR does not undertake any obligation to update any forward-looking statements to reflect circumstances or events that occur after the date on which such statements were made except as required by law. Without limiting the statements made in the prior paragraphs, the following risks, among others, could cause actual results to vary from the forward-looking statements: risks related to our business, including risks involving: difficult market and economic conditions; geopolitical events, natural disasters and other similar events not within our control; the loss of, or misconduct by, our key personnel; our reliance on third parties in the operation of our business; disruptions in our technology infrastructure or the occurrence of other operational errors;  effective management of our balance sheet; management of, and access to, adequate sources of liquidity; our capital markets activities; financial and enterprise risks; legal claims, litigations, investigations and negative publicity; expansion into new businesses, strategic opportunities, and investment strategies; operating in a highly competitive industry; variability in earnings and cash flow; contingent obligations to return carried interest; raising third-party capital for our investment vehicles, insurance business and transactions; raising capital from institutional investors; the sale of financial products to individual investors; possible reductions or other changes to perpetual capital; actions of our portfolio companies; changes in tax laws; impact of artificial intelligence; cybersecurity failures and data security breaches; and sustainability matters; risks related to regulatory matters, including risks involving: compliance with complex, extensive and evolving laws; adverse regulatory actions; our regulatory registrations or licenses; changes in the regulatory frameworks applicable to our business; availability of regulatory exemptions or exclusions; distributing financial products to individual investors; regulations impacting the insurance industry and insurance companies owned by alternative asset managers; laws and regulations applicable to our extensive global investment activities; compliance with investment-related and competition laws; compliance with financial crime laws; compliance with ERISA exemptions; sustainability-related laws and disclosure requirements; and privacy, data protection, cybersecurity, and artificial intelligence laws; risks related to our investment activities, including risks involving: historical returns not being indicative of future results; conditions and events not in our control that may significantly impact valuations of our investments; investments in illiquid assets and uncertainty in valuations of illiquid investments; investments that involve unique business, regulatory, legal, tax or other complexities; use of leverage in investment activities; limitations in the due diligence process; investments in real assets, including real estate, infrastructure and energy assets; investments in companies and assets outside of the United States; conflicts of interest arising from our investment activities; and our third-party investors failing to fund their capital calls; risks related to our insurance activities, including risks involving: operating in highly competitive markets; identifying and managing significant growth opportunities for our insurance business; our ability to source successful reinsurance transactions; volatility in market and economic conditions; disruptions to our third-party distribution network for our insurance products; differences in assumptions and estimates used for our insurance business from our actual results;  possible downgrades to financial strength or credit ratings of our insurance subsidiaries; ceding business to reinsurers as well as business ceded to us; changes in tax laws applicable to our insurance subsidiaries; comprehensive regulations (and potential changes in, and additions to, such regulations) applicable to our insurance business; capital regulations applicable to our insurance subsidiaries, regulatory and reputational considerations under the Bermuda insurance, and reinsurance regulatory, framework; and a failure to comply  with statutory accounting rules; and risks related to our organizational structure, including risks involving: the Series I preferred stockholder’s significant voting power, and potential conflicts of interest with the Series I preferred stockholder, until the Sunset Date; exemptions as a “controlled company” from New York Stock Exchange corporate governance requirements;  provisions in our charter limiting the duties and liability of the Series I preferred stockholder; the exclusive forum provision included in our charter; limitations on our ability to pay periodic dividends; potential application of restrictions under the Investment Company Act of 1940; actions taken to implement the reorganization transactions that must occur by the Sunset Date; and anti-takeover provisions in our organizational documents.

Important Information – Other Legal Disclosures (cont'd)

Website

From time to time, KKR may use its website as a channel of distribution of material company information. Financial and other important information regarding KKR is routinely posted and accessible on the Investor Center for KKR & Co. Inc. at https://ir.kkr.com/. Information on these websites are not incorporated by reference herein and are not a part of this presentation. In addition, you may automatically receive email alerts and other information about KKR by enrolling your email address at the "Email Alerts" area of the Investor Center on the website.

KKR Entities

Any discussion of specific KKR entities other than KKR & Co. Inc. is provided solely to demonstrate such entities' role within the KKR organization and their contributions to the business, operations and financial results of KKR & Co. Inc. Each KKR entity is responsible for its own financial, contractual and legal obligations.

Nothing in this presentation is intended to constitute, and shall not be construed as constituting, the provision of any tax, accounting, financial, investment, insurance, regulatory, legal or other advice by KKR or its representatives. Without limiting the foregoing, this presentation is not and shall not be construed as an "advertisement" for purposes of the Investment Advisers Act of 1940, as amended, or an offer to purchase or sell, or the solicitation of an offer to purchase or sell, any security, service or product of or by any KKR entity, including but not limited to any investment advice, any investment fund, vehicle or account, any capital markets service, or any insurance product, including but not limited to (i) any investment funds, vehicles or accounts sponsored, advised or managed by (or any investment advice from) Kohlberg Kravis Roberts & Co. L.P., KKR Credit Advisors (US) LLC, KKR Credit Advisors (Ireland) or other subsidiary, (ii) any capital markets services by KKR Capital Markets LLC ("KCM") or any KCM affiliate outside the United States, or (iii) any insurance product or reinsurance offered by Accordia Life and Annuity Company, Commonwealth Annuity and Life Insurance Company, First Allmerica Financial Life Insurance Company, Forethought Life Insurance Company, Global Atlantic Re Limited, Global Atlantic Assurance Limited or any other Global Atlantic owned or sponsored insurance company, or any investment or insurance product or reinsurance offered by any insurance-related vehicle sponsored or managed by Global Atlantic.

Each KKR entity is responsible for its own financial, contractual and legal obligations. This presentation has been prepared solely for informational purposes. This presentation is not intended to make, and does not make, any financial or investment recommendation or otherwise promote a product or service of KCM or any of its affiliates.

Proxy Statement

KKR filed its Definitive Proxy Statement for the Special Meeting with the Securities and Exchange Commission on February 27, 2026. The summary of proposals and the Board's recommendations herein are intended to provide a general overview of voting matters and may not contain all the information that is important to you. Please review the entire Proxy Statement prior to voting.

KKR

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